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                                                                    Exhibit 10.2

                                                               EXECUTION VERSION


                                 AMENDMENT NO. 3
                         TO SALE AND SERVICING AGREEMENT

                  Amendment No. 3 to the Sale and Servicing Agreement, dated as of June 30, 2004 (this "Amendment"), among ABFS Balapointe, Inc, as depositor (the "Depositor"), HomeAmerican Credit, Inc., d/b/a Upland Mortgage ("Upland"), American Business Mortgage Services, Inc. ("ABMS" together with Upland, the "Originators"), and American Business Credit, Inc. (the "Servicer"), ABFS Mortgage Loan Warehouse Trust 2003-1, as trust (the "Trust"), American Business Financial Services, Inc., as sponsor (the "Sponsor"), JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), JPMorgan Chase Bank, as collateral agent (the "Collateral Agent") and JPMorgan Chase Bank, as note purchaser (the "Note Purchaser").

                                    RECITALS

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent are parties to that certain Sale and Servicing Agreement, dated as of September 22, 2003 as amended by Amendment No. 1 to the Sale and Servicing Agreement, dated as of May 12, 2004 and Amendment No. 2 to the Sale and Servicing Agreement, dated as of June 24, 2004 (the "Existing Sale Agreement"; as amended by this Amendment, the "Sale Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in Appendix I to the Sale Agreement.

                  The Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Sale Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Sale Agreement.

                  Accordingly, the Depositor, the Originators, the Servicer, the Trust, the Sponsor, the Indenture Trustee and the Collateral Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Sale Agreement is hereby amended, as follows:

                  SECTION 1. Definitions. Appendix I of the Existing Sale Agreement is hereby amended by deleting clause (v) of the definition of "Amortization Event" in its entirety and replacing it with the following language:

                  "(v) the Sponsor, together with its consolidated Subsidiaries, shall fail to maintain, at all times the sum of (A) cash or Cash Equivalents and
(B) unfunded eligible collateral under a committed warehouse facility whereby funds may be drawn within one (1) Business Day of request therefor and pursuant to which no event or circumstance shall have occurred thereunder which would, by the terms of the applicable agreement, prohibit the Sponsor from borrowing or drawing money thereunder, in an amount equal to at least $25,000,000;"

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on June 30, 2004 (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:




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                  2.1 Delivered Documents. On the Amendment Effective Date, the
Collateral Agent shall have received the following documents, each of which shall be satisfactory to the Collateral Agent in form and substance:

                  (a) this Amendment, executed and delivered by duly authorized officers of the parties hereto; and

                  (b) such other documents as the Collateral Agent or counsel to the Collateral Agent may reasonably request.

                  SECTION 3. Representations and Warranties. Each of the Depositor, Originators, the Trust, the Servicer, the Sponsor and the Indenture Trustee hereby represents and warrants to the Collateral Agent that it is in compliance with all the terms and provisions set forth in the Existing Sale Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of their respective representations and warranties contained in Article III of the Existing Sale Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]







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                  IN WITNESS WHEREOF, the Servicer, the Trust, the Indenture
Trustee, the Collateral Agent, the Originators, the Subservicers and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                          ABFS BALAPOINTE, INC., as Depositor



                                          By:  /s/ Jeffrey M. Ruben
                                             -----------------------------------
                                              Name:  Jeffrey M. Ruben
                                              Title: Executive Vice President


                                          AMERICAN BUSINESS FINANCIAL
                                              SERVICES, INC., as the Sponsor



                                          By:  /s/ Anthony J. Santilli
                                              ----------------------------------
                                              Name:  Anthony J. Santilli
                                              Title: Chairman, CEO & President


                                          HOMEAMERICAN CREDIT, INC. D/B/A
                                              UPLAND MORTGAGE, as an Originator
                                              and a Subservicer



                                          By:  /s/ Jeffrey M. Ruben
                                              ----------------------------------
                                              Name:  Jeffrey M. Ruben
                                              Title: Executive Vice President


















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                                          ABFS MORTGAGE LOAN WAREHOUSE
                                              TRUST 2003-1


                                          By: WILMINGTON TRUST COMPANY, not
                                              in its individual capacity but
                                              solely as Owner Trustee



                                          By: /s/ Roseline K. Maney
                                              ----------------------------------
                                              Name:  Roseline K. Maney
                                              Title: Vice President


                                          AMERICAN BUSINESS CREDIT, INC., as an
                                              Originator and the Servicer



                                          By:  /s/ Beverly Santilli
                                              ----------------------------------
                                              Name:  Beverly Santilli
                                              Title: President


                                          AMERICAN BUSINESS MORTGAGE
                                              SERVICES, INC., as an Originator
                                              and a Subservicer



                                          By:  /s/ Jeffrey M. Ruben
                                              ----------------------------------
                                              Name:  Jeffrey M. Ruben
                                              Title: Executive Vice President




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                                          JPMORGAN CHASE BANK, not in its
                                              individual capacity but solely as
                                              Indenture Trustee



                                          By:  /s/ Joseph Costantino
                                              ----------------------------------
                                              Name:  Joseph Costantino
                                              Title: Assistant Vice President


                                          JPMORGAN CHASE BANK, not in its
                                              individual capacity but solely as
                                              Collateral Agent



                                          By:  /s/ Michael W. Nicholson
                                              ----------------------------------
                                              Name:  Michael W. Nicholson
                                              Title: Senior Vice President


                                          Acknowledged and Agreed:
                                          -----------------------


                                          JPMORGAN CHASE BANK, as Note
                                              Purchaser, 100% Noteholder and
                                              Lender



                                          By:  /s/ Michael W. Nicholson
                                             -----------------------------------
                                              Name:  Michael W. Nicholson
                                              Title: Senior Vice President






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